UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 6, 2007

FLIR Systems, Inc.

(Exact name of Registrant as specified in its charter)

Oregon	0-21918	93-0708501
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

27700A SW Parkway Avenue, Wilsonville, Oregon	97070
(Address of principal executive offices)	(Zip Code)

(503) 498-3547

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On February 6, 2007, the Compensation Committee of the Board of Directors of FLIR Systems, Inc. (the “Company”) approved annual cash bonus awards earned during 2006, to be paid in 2007, and annual salaries for 2007 for the Company’s named executive officers as identified in the Company’s Proxy Statement dated March 8, 2006 as follows:

Name	Title	Cash Bonus	2007 Annual Salary	Salary Effective Date
Earl R. Lewis	President and Chief Executive Officer	$840,000	$750,000	January 1, 2007
Arne Almerfors	Executive Vice President and President, Thermography Division	$210,000	$493,000	March 5, 2007
Stephen M. Bailey	Senior Vice President, Finance and Chief Financial Officer	$190,000	$340,000	March 5, 2007
William A. Sundermeier	President, Government Systems	$150,000	$310,000	March 5, 2007
Andrew C. Teich	President, Commercial Vision Systems	$150,000	$310,000	March 5, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on February 12, 2007.

FLIR SYSTEMS, INC.
(Registrant)

By	/s/ Stephen M. Bailey
Stephen M. Bailey
Sr. Vice President, Finance and Chief Financial Officer